                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Report on Form 10-Q of Rural Cellular Corporation for the quarter ended March 31, 2004, we, Richard P. Ekstrand, President and Chief Executive Officer of Rural Cellular Corporation, and Wesley
E. Schultz, Executive Vice President and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) such Form 10-Q for the quarter ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in such Form 10-Q for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Rural Cellular Corporation.

Date: May 17, 2004                      /s/ Richard P. Ekstrand
                                       -----------------------------------------
                                       Richard P. Ekstrand
                                       President and Chief Executive Officer

Date: May 17, 2004                      /s/ Wesley E. Schultz
                                       -----------------------------------------
                                       Wesley E. Schultz
                                       Executive Vice President and Chief
                                       Financial Officer